UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 1, 2009

ANAVEX LIFE SCIENCES CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-51652	00-000000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27 Marathonos Ave., 15351 Athens, Greece
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code 30 210 603 4026

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Consultant Services Agreement

Effective July 1, 2009 we entered into a consultant services agreement with NAD Ltd., a Cyprus corporation to provide us with investor relations and programme implementation services. The consideration is:

(a)	a fee of US $4,000 payable each month;

(b)	120,000 stock options exercisable at $2.50 per stock option until July 1, 2014, subject to vesting provisions;

(c)	reimbursement of reasonable expenses incurred by the consultants.

The agreement is for a period of one year, with the option of a one year extension, and either party may terminate the agreement by providing the other party with 30 days written notice.

We issued the options to a non-U.S. person (as that term is defined in Regulation S of the Securities Act of 1933, as amended) in an offshore transaction in which we relied on the registration exemption provided for in Regulation S and/or Section 4(2) of the Securities Act of 1933, as amended.

Private Placement Subscription Agreement

On October 2, 2009 we issued an aggregate of 266,666 units of our securities at a purchase price of $2.25 per unit, pursuant to a subscription agreement. Each unit consists of one share of common stock in the capital of our company and 1.125 common share purchase warrants. One full warrant entitles the holder to purchase one additional share of common stock at a price of $2.25 per warrant share for a period of two years.

The offer and sale of the units occurred outside of the United States. We issued the units to two non-U.S. persons (as that term is defined in Regulation S of the Securities Act of 1933, as amended) in an offshore transaction in which we relied on the registration exemption provided for in Regulation S and/or Section 4(2) of the Securities Act of 1933, as amended.

Stock Option Agreement

On October 19, 2009 we signed a stock option agreement with Alexandre Vamvakides which amends the June 11, 2009 stock option agreement to include vesting provisions. All other terms of the June 11, 2009 stock option agreement remain unchanged.

Item 3.02	Unregistered Sales of Equity Securities

The information required by this Item 3.02 is included under Item 1.01 of this current report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Consultant Services Agreement with NAD Ltd. dated July 1, 2009

10.2	Form of Subscription Agreement

10.3	Form of Warrant Certificate (attached as an exhibit to our current report on Form 8-K filed on August 12, 2009)

10.4	Stock Option Agreement with Alexandre Vamvakides dated October 19, 2009

10.5	Stock Option Agreement with Alexandre Vamvakides dated June 11, 2009 (attached as an exhibit to our current report on Form 8-K filed on June 23, 2009)

99.1	News release dated November 24, 2009

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANAVEX LIFE SCIENCES CORP.

Per:

/s/ Harvey Lalach
Harvey Lalach
President , Chief Financial Officer, Secretary and Director

Dated: November 23, 2009